EXHIBIT (s)(2)


                     MODIFICATION AND WAIVER
                                TO
                     NOTE PURCHASE AGREEMENT

 This Modification and Waiver is entered into as of the 24th day of October, 1995, by and between ShowBiz Pizza Time, Inc., a Kansas corporation (the "Company"), and Neue Bank AG ("Neue").


                            RECITALS:
                            ---------

(1)  The Company and Neue have entered into a Note Purchase
Agreement, dated as of October 10, 1995 (the "Note Purchase
Agreement"), for the purchase of $2,500,000 of the Company's
Floating Rate Series C Notes by Neue.

(2)  The Note Purchase Agreement contemplates the execution of
Other Agreements, the purchase of other Notes, and the simultaneous closing of the Other Agreements and purchase of such other Notes.

(3) The Company and Neue desire to close the transactions contemplated by the Note Purchase Agreement regardless of whether any Other Purchaser executes the Other Agreements or purchases any Notes.

                           AGREEMENTS:
                           ------------

1. WAIVER. The Company and Neue each hereby waive any and all requirements, explicit or implicit, that (i) the Other Agreements be executed, and (ii) the Other Purchasers purchase the Notes listed on Schedule A.

2. FULL PERFORMANCE. Except with respect to the Other Agreements and the Other Purchasers, the Company and Neue each hereby agree to perform each covenant and requirement to be performed by such party to the other party under the Note Purchase Agreement under the same terms and conditions as if the Other Purchasers had executed the Other Agreements and purchased such other Notes, whether or not such Other Purchasers execute the Other Agreements or purchase such other Notes.

3. SALE OF OTHER NOTES. Nothing in this Modification and Waiver or the Note Purchase Agreement shall prevent or require the Company to sell any Notes to any person or entity other than Neue; provided, however, that if the Company sells any other Notes, it will only sell such other Notes upon terms and conditions substantially similar as those contained in the Note Purchase Agreement, except the initial LIBOR Rate may be different and continue to be different until the next Reset Date after the issuance and sale of such Notes; provided further that the aggregate principal amount of the Notes issued and sold by the Company under the Note Purchase Agreement and the Other Agreements shall not exceed U.S. $5,000,000.

4. DEFINED TERMS. Unless the context indicates otherwise, all capitalized terms used herein without definition shall have the meaning ascribed thereto in the Note Purchase Agreement.

5. COUNTERPARTS. This Modification and Waiver may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

6.   NO OTHER MODIFICATIONS.   This Modification and Waiver has
been entered into solely for purposes of modifying the terms and conditions of the Note Purchase Agreement with respect to executing and performing the Other Agreements and the sale of the Notes thereunder, and not amending or modifying any other provision of the Note Purchase Agreement in any respect. Except as expressly provided herein, the Note Purchase Agreement is not amended or modified and no provision have been waived in any respect, and it remains in full force and effect in accordance with its terms. All of the terms and provisions of the Note Purchase Agreement and all the terms and provisions incorporated therein are hereby incorporated herein by this reference.


 EXECUTED as of  the date first written above.

                         NEUE BANK AG


                         By:____________________________
                       Its: ____________________________
                              "Neue"


                         SHOWBIZ PIZZA TIME, INC.

                         By:____________________________
                         Its: ____________________________

                              "Company"